EXHIBIT 99.2

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of March 1, 2006 (this "Agreement"), is entered into between NOMURA CREDIT & CAPITAL, INC. (the "Seller") and WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2006, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer") and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $897,454,002 (the "Nomura Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received.

            The Nomura Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $4,229,859,030 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place March 7, 2006, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Aggregate Purchase
Price") for the Mortgage Loans shall be equal to (i)        % of the Nomura
Mortgage Loan Balance as of the Cut-Off Date, plus (ii) $838,472, which amount represents the amount of interest accrued on the Nomura Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

                  (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

                  (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                  (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                  (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23", or in blank;

                  (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above), in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23", or in blank;

                  (vi) originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

                  (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

                  (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23, as assignee", or in blank;

                  (ix) an original or copy of (a) any Ground Lease, Memorandum of Ground Lease and ground lessor estoppel, (b) any loan guaranty or indemnity and (c) any environmental insurance policy;

                  (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

                  (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

                  (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

                  (xiii) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and applicable transfer or assignment documents; and

                  (xiv) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

            (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i) The Seller is a corporation organized and validly existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

                  (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws relating to or affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

                  (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

                  (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

                  (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

                  (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement;

                  (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller; and

                  (ix) The Seller has examined the information set forth under the caption "Description of the Mortgage Pool--Significant Originators" and "--The Sponsor" (the "Regulation AB Information") in the Preliminary Prospectus Supplement (as defined below), the Preliminary Memorandum (as defined below), the Prospectus Supplement, (as defined below), to the accompanying Prospectus (as defined below) and the Memorandum (as defined below), relating to the Certificates. The Regulation AB Information complies with all applicable requirements of Regulation AB (as defined below).

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and
(y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds or letter of credit, as applicable, or (B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach; provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any letter of credit, any franchise agreement, any comfort letter and (if required) any comfort letter transfer documents (collectively, the "Core Material Documents")) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust therein or the value of the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90 day cure period may be extended by the Master Servicer or the Special Servicer if the document involved is not needed imminently. Such extension will end upon 30 days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible 30 day extension if the Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure). The Seller shall cure all Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust therein or the value of the related Mortgage Loan, regardless of the document involved, no later than two years following the Closing Date; provided that the initial 90 day cure period referenced in this paragraph may not be reduced. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Representation 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred in good faith by the Purchaser in connection with such modification or accommodation (including, but not limited to, recoverable attorney fees) shall be paid by the Seller.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

            (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (f) With respect to any Mortgage Loan which has become a Defaulted Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Special Servicer with the consent of the Controlling Class Representative shall notify the Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least 45 days prior to any such action. If (a) the Seller consents to such sale and voluntarily agrees to repurchase such Defaulted Mortgage Loan or REO Property or
(b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property, then such Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have had to repurchase such Defaulted Mortgage Loan or REO Property under this Agreement. The Seller shall have 10 Business Days after receipt of notice to determine whether or not to consent to such sale. If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and Servicing Agreement) as to the merits of such proposed sale. If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and, subsequent to such sale, a court of competent jurisdiction determines that the Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to the Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the terms hereof including the costs related to contracting with the related Determination Party; provided that the foregoing procedure in this Section 3(f) shall not preclude such Seller from repurchasing the Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the other provisions of this Section 3 (excluding this Section 3(f)). If the related Determination Party determines that the sale of the related Defaulted Mortgage Loan or REO Property is not in accordance with the Servicing Standards and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and the Special Servicer subsequently sells such Mortgage Loan or REO Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

            (g) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I hereof, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within 90 days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or require or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser's certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform its obligations under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency or body, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.


            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) The letters shall have been received from the independent accounting firm KPMG LLP, in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale and nothing has come to his attention that would lead him to believe that the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale, as of the Time of Sale, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (iii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Prospectus Supplement (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "Summary of Prospectus Supplement--The Parties--The Mortgage Loan Sellers," "Summary of Prospectus Supplement--The Mortgage Loans," "Risk Factors--The Mortgage Loans," and "Description of the Mortgage Pool--General," "--Mortgage Loan History," "--Certain Terms and Conditions of the Mortgage Loans," "--Assessments of Property Condition," "--Co-Lender Loans," "--Additional Mortgage Loan Information," "--Twenty Largest Mortgage Loans," "--The Mortgage Loan Sellers," "--Underwriting Standards," and "--Representations and Warranties; Repurchases and Substitutions." The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and the first and second full paragraphs on page "v" of the Memorandum.

            (e) The resolutions of the requisite committee of the Seller's board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the certificate of incorporation and by-laws of the Seller, and an original or copy of a certificate of good standing of the Seller issued by the State of Delaware not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchasers, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or any Initial Purchasers within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Memorandum, the Memorandum, the Diskette or in any revision or amendment of or supplement to any of the foregoing, (B) any Time of Sale Information or any Issuer Information contained in any Free Writing Prospectus prepared by or on behalf of the Underwriters (an "Underwriter Free Writing Prospectus") or contained in any Free Writing Prospectus which is required to be filed in accordance with the terms of the Underwriting Agreement, (C) any items similar to Free Writing Prospectuses forwarded by the Seller to the Initial Purchasers, or in any revision or amendment of or supplement to any of the foregoing or (D) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B), (C) and (D) above being defined as the "Disclosure Material"), (ii) arise out of or are based upon the omission or alleged omission to state therein (in the case of Free Writing Prospectuses, when read in conjunction with any Time of Sale Information, in the case of any items similar to Free Writing Prospectuses, when read in conjunction with the Memorandum) and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (D) above, when read in conjunction with the Memorandum and in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information) a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to any Disclosure Material described in clauses (A), (B) and (C) of the definition thereof, only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement and the Preliminary Prospectus Supplement, including without limitation Annex A thereto, any other Time of Sale Information, the Preliminary Memorandum, the Memorandum and the Diskette with respect to the Registered Certificates and any items similar to Free Writing Prospectuses forwarded to prospective investors in the Non-Registered Certificates and any Free Writing Prospectus), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of each of the Prospectus Supplement, the Preliminary Prospectus Supplement, the Preliminary Memorandum and the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to
Section 3 hereof or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchasers by the Seller; provided, that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Prospectus Supplement or the Preliminary Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this
Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchasers (or to the benefit of any person controlling such Underwriter or Initial Purchasers) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if
(x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum or, with respect to any Time of Sale Information only, by the delivery of a Corrected Free Writing Prospectus prior to the Time of Sale (in each case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus, Memorandum or Corrected Free Writing Prospectus (in each case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the Time of Sale of such Certificates, and (z) in the case of a corrected or amended Prospectus, Memorandum or Corrected Free Writing Prospectus, such Underwriter or Initial Purchasers received electronically or in writing notice of such untrue statement or omission and updated information concerning the untrue statement or omission at least one Business Day prior to the Time of Sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-127668 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated February 24, 2006, as supplemented by the prospectus supplement dated February 24, 2006 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the free writing prospectus dated February 13, 2006 consisting of the preliminary free writing prospectus, including the base prospectus, dated February , 2006 attached thereto, as supplemented and corrected by that certain free writing prospectus dated February 21, 2006, as further supplemented by that certain free writing prospectus dated February 23, 2006; "Preliminary Memorandum" shall mean the preliminary private placement memorandum dated February 21, 2006, relating to the Non-Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated February 24, 2006, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class A-PB, Class A-4, Class A-5, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus, the Preliminary Prospectus Supplement and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters dated March 7, 2006 and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser). "Free Writing Prospectus" shall mean a "free writing prospectus" as such term is defined pursuant to Rule 405 under the 1933 Act. "Corrected Free Writing Prospectus" shall mean a Free Writing Prospectus that corrects any previous Free Writing Prospectus prepared by or on behalf of any Underwriter and delivered to any purchaser that contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading. "Time of Sale" shall mean the time at which sales to investors of the Certificates were first made as determined in accordance with Rule 159 of the 1933 Act. "Time of Sale Information" shall mean each free writing prospectus listed on Exhibit B hereto. "Issuer Information" shall have the meaning given to such term in Rule 433(h) under the 1933 Act (as discussed by the SEC in footnote 271 of the Commission's Securities Offering Reform Release No. 33--8591). "Regulation AB" shall have the meaning as defined in Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. Secs.229.1100-229.1123 of the 1933 Act, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Securities and Exchange Commission (the "Commission") in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchasers, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchasers shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchasers with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchasers' obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchasers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchasers' officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchasers, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchasers, and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchasers and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Nomura Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus, Term Sheet, Preliminary Prospectus Supplement, each other Free Writing Prospectus, Preliminary Memorandum and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in any Free Writing Prospectus, the Prospectus and the Memorandum, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or Initial Purchasers; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the final form of the Memorandum and the preliminary and final forms of the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchasers (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       SELLER


                                       NOMURA CREDIT & CAPITAL, INC.


                                       By:   /s/ N. Dante LaRocca
                                          ------------------------------------
                                          Name:  N. Dante LaRocca
                                          Title: Managing Director

                                       Address for Notices:

                                       2 World Financial Center
                                       Building B
                                       New York, New York 10281-1198
                                       Telecopier No.: (646) 587-9804
                                       Telephone No.: (646) 667-9804


                                       PURCHASER

                                       WACHOVIA COMMERCIAL MORTGAGE
                                          SECURITIES, INC.


                                       By:   /s/ Wayne M. Fitzgerald, II
                                          ------------------------------------
                                          Name:  Wayne M. Fitzgerald, II
                                          Title: Vice President

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                  SCHEDULE I

               General Mortgage Representations and Warranties

            For purposes of this Schedule I, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case:
(i) at the time of the Seller's origination or acquisition of the particular Mortgage Loan, after the Seller having conducted such inquiry and due diligence into such matters as would be customarily performed by a prudent institutional commercial or multifamily, as applicable, mortgage lender; and (ii) subsequent to such origination, the Seller having utilized monitoring practices that would be utilized by a prudent commercial or multifamily, as applicable, mortgage lender and having made prudent inquiry as to the knowledge of the servicer servicing such Mortgage Loan on its behalf. Also, for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the failure to take such action by, the Seller or any servicer acting on its behalf.

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date and included all of the material information required by the definition of Mortgage Loan Schedule.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests or any other ownership interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan (other than those rights to servicing and related compensation as reflected in the Mortgage Loan Schedule) free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an Assignment of Leases.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, and the Seller has no knowledge of such rights, defenses or counterclaims having been asserted.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. In the case of each Mortgage Loan, one or more engineering assessments were performed and prepared by an independent engineering consultant firm, which visited the related Mortgaged Property not more than 12 months prior to the origination date of the related Mortgage Loan, and, except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Purchaser or its designee, the related Mortgaged Property is, to the Seller's knowledge, relying solely on the review of such engineering assessment(s), in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any such damage or deficiencies, material deferred maintenance or other similar conditions as described in the preceding sentence either (1) an escrow of funds equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial mortgage lender would deem appropriate under the circumstances was required or a letter of credit in such amount was obtained or (2) such repairs and maintenance have been completed. As of the date of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has not received notice of any pending or threatening proceeding for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan.

12. The Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or if such policy has not yet been issued, such insurance may be evidenced by escrow instructions, a "marked up" pro forma or specimen policy or title commitment, in either case, marked as binding and countersigned by the title insurer or its authorized agent at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which to the Seller's knowledge, was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in the portion of the Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the originator of the related Mortgage Loan, its successors or assigns is the sole named insured, and all premiums thereon have been paid. The Seller has not done, by act or omission, and the Seller has no knowledge of, anything that would impair the coverage under such Title Insurance Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Insurance Policy will inure to the benefit of the Purchaser without the consent of or notice to the title insurer. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable) (a) access to public roads, (b) that there are no material encroachments of any part of the building thereon over easements and (c) that the land shown on the survey is the same as the property legally described in the Mortgage.

13. Each Mortgaged Property was covered by (1) a fire and extended perils included within the classification "All Risk of Physical Loss" insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of the replacement cost of improvements located on such Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of the Mortgage Loan and in any event, the amount necessary to avoid the operation of any co-insurance provisions; (2) business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; and (3) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount customarily required by prudent commercial mortgage lenders, but not less than $1 million. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year lookback with a 10% probability of exceedance in a 50-year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. Such insurance is required by the Mortgage or related Mortgage Loan documents and was in full force and effect with respect to each related Mortgaged Property at origination and to the knowledge of the Seller, all insurance coverage required under each Mortgage or related Mortgage Loan documents is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by a commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or related Mortgage Loan documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan and accrued interest thereon. To the Seller's actual knowledge, the insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. The insurance policies contain a standard mortgagee clause naming the originator of the related Mortgage Loan, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced without 30 days prior written notice to the mortgagee (or, with respect to non-payment of premiums, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage or related Mortgage Loan documents require that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. Additionally, for any Mortgage Loan having an unpaid principal balance equal to or greater than $15,000,000, the insurer has a claims paying ability rating from S&P or Fitch of not less than "A-" (or the equivalent) or A.M. Best of not less than "A-:V" (or the equivalent).

14. (A) Other than payments due but not yet 30 days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and no such waiver has been granted since the later of: (a) the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to American Capital Strategies, Ltd., or an affiliate, or (b) the date of the origination of such Mortgage Loan, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage or related Mortgage Loan documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or related Mortgage Loan documents.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan and if operated in accordance with Treasury Regulations
      Section 1.856-6, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

19. One or more environmental site assessments or updates thereof (meeting American Society for Testing and Materials (ASTM) standards) were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of 100% or more of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier or insurance broker issuing such policy prior to the issuance of such policy. The Mortgage Loan documents require the Mortgagor to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such laws or has provided environmental insurance.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

22.   Each Mortgage Loan is a whole loan (except in respect to each Co-Lender
      Loan) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23. The Mortgage or related Mortgage Loan documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any equity interest in the related Mortgagor, is directly or indirectly transferred, sold or pledged, other than by reason of family and estate planning transfers, transfers of less than a controlling interest (as such term is defined in the related Mortgage Loan documents) in the Mortgagor, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control). The Mortgage or related Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses associated with securing the consents or approvals described in the preceding sentence including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to American Capital Strategies, Ltd., or an affiliate.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule 26, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

27. To the Seller's knowledge, as of the date of origination of such Mortgage Loan, based on an opinion of counsel, an endorsement to the related title policy, a zoning letter or a zoning report, and, to the Seller's knowledge, as of the Cut-Off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property which are not covered by title insurance. Any non-conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders, or such non-conformity does not materially and adversely affect the use, operation or value of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding and, to Seller's actual knowledge, each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. With respect to each Mortgage Loan with an original principal balance over $15,000,000, the organizational documents of the related Mortgagor provide substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. Each such Mortgage Loan having an original principal balance of $20,000,000 or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. With respect to any such single member limited liability company, which is the Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more, the Mortgage Loan has an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations. The Mortgage Loan documents require the Mortgagor to maintain all such licenses, permits, authorizations and franchises.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor who is a natural person accepts responsibility for fraud and/or other intentional material misrepresentation and environmental indemnity. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and an additional guarantor, who is a natural person, shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5) and upon possession of the Mortgaged Property as required under applicable state law, the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any Prepayment Premium and Yield Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

48. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

49. In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

50. Each Mortgage or related Mortgage Loan documents require the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for some Mortgage Loans with an original principal balance less than $5,000,000) and annual operating statements (or a balance sheet and statement of income and expenses), rent rolls (if there is more than one tenant) and related information, which annual financial statements for all Mortgage Loans with an outstanding principal balance greater than $20,000,000 are required to be audited by an independent certified public accountant.

51. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

52. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

      (a)   the Seller:

            (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

            (ii) has delivered or caused to be delivered to the insurer or its agent under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

            in each case, with respect to (i) or (ii), to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Mortgagor's ability to recover under such policy;

      (b)   all premiums for such insurance have been paid;

      (c)   such insurance is in full force and effect;

      (d) such insurance has a term of at least five years beyond the maturity date (or the Anticipated Repayment Date for ARD Loans) of such Mortgage Loan;

      (e) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on
            Schedule II, (A) the related Mortgagor was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) such report did not recommend any action requiring the expenditure of any material funds and the related Mortgage Loan documents require the related Mortgagor to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan; and

      (f)   rights under such policy inure to the benefit of the Purchaser.

53. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except with respect to loan number 149 listed on the Mortgage Loan Schedule, which Mortgage Loan is secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date, and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

      (b) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions;

      (c) The Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Cut-Off Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (or, if such consent is required, it has been obtained prior to the Cut-Off Date);

      (d) As of the Closing Date such Ground Lease is in full force and effect, and the Seller has not received notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease as of the Cut-Off Date;

      (e) Seller or its agent has provided the lessor under the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease (including where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease), which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

      (g) Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller, its successors or assigns) which extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                                 SCHEDULE II

                               WBCMT 2006 C-23

           SCHEDULE OF EXCEPTIONS TO REPRESENTATION AND WARRANTIES

Representation #4

Loan Number            Loan Name             Description of Exception
--------------------------------------------------------------------------------
                       Alondra, Beekman      At closing a portion of the loan
                       Stop & Shop, Belmar,  proceeds were escrowed to be
                       Buckeye Marketplace,  disbursed upon satisfying certain
                       Cedar Breaks          criteria outlined in the loan
                       Village, Haven        documents.
                       Village Center,
                       Orchid Lake, Rave
                       Theater, Shoppes at
                       Zion, Canyon Springs

Representation #11

Loan Number            Loan Name             Description of Exception
--------------------------------------------------------------------------------
                       Haven Village, Wall   The property is currently
                       Street Plaza          undergoing an expansion and
                                             renovation.

                       Northwood Crossings   McDonald's, which is on a ground
                                             lease, plans to reconstruct its
                                             premises.

                       Beekman Stop & Shop,  An immediate repair reserve was
                       Broadway Commons,     not collected at closing.
                       Giant Eagle,
                       Mountain View
                       Shopping Center,
                       Northwood Crossings,
                       Rave Theater, Royal
                       Oaks II, Stoney
                       Creek, The Orchard,
                       Travelers Office
                       Building, Wild Oats
                       Market, Haven
                       Village, Victoria's
                       Secret

Representation #13

Loan Number            Loan Name             Description of Exception
--------------------------------------------------------------------------------
                       Sorrento Tech         Terrorism insurance coverage is
                                             capped at $0.10 per $100 of
                                             insurable value

                       Belmar Terrorism insurance coverage is capped at the lessor of 200% of the previous year's premium for all-risk coverage or 500% of the premium charged for such coverage for the first year of the loan.

                       Lexington Club        Terrorism insurance coverage is
                                             limited to $2,500,000 per
                                             occurrence.

                       Beekman Stop & Shop, Tenant may self insure. Copelands Sport, CVS
                       Pharmacy_Algonac,
                       Giant Eagle -
                       Columbus, Travelers
                       Office Bldg,
                       Victoria's Secret,
                       Wild Oats Market

                       Tan Tara MHP          Windstorm insurance was not
                                             available and was not obtained.
                                             Borrower is recourse for any
                                             repairs to the portable building
                                             (MHP office) and the masonry
                                             buildings that are not covered by
                                             insurance. Additionally, the
                                             Borrower covenanted to obtain
                                             windstorm coverage upon each
                                             policy renewal if available.

                       Broadway Commons      The seismic report concluded a PML
                                             in excess of 20%. Earthquake
                                             Insurance is limited to $5 MM in
                                             coverage.

                       Beekman Stop & Shop,  If any of the policies of
                       Broadway Commons,     insurance contain an exclusion
                       Giant Eagle,          from coverage for acts of
                       Mountain View         terrorism, Mortgagor shall not be
                       Shopping Center,      required to obtain such coverage
                       Northwood Crossings,  provided (I) an Inland entity
                       Rave Theater, Royal   executes a guaranty, in form and
                       Oaks II, Stoney       substance satisfactory to Lender,
                       Creek, The Orchard,   guaranteeing in the event of any
                       Travelers Office      act of terrorism, payment to
                       Building, Wild Oats   Lender of any sums that would have
                       Market                been payable to Lender under such
                                             coverage (which shall be applied
                                             by Lender in accordance with 6.4
                                             hereof), and (II) the Inland
                                             entity maintains a net worth of at
                                             least $300,000,000 (as determined
                                             by such entity's most recent
                                             audited financial statements),
                                             such entity maintains a direct or
                                             indirect ownership interest in
                                             Mortgagor, and the aggregate loan
                                             to value ratio (as determined by
                                             Lender) ("LTV") for all properties
                                             on which such entity has a direct
                                             or indirect ownership interest
                                             shall not exceed 60%, however, the
                                             Inland entity may exceed the 60%
                                             LTV for a period not to exceed six
                                             (6) months out of any twelve (12)
                                             month period either (1) during the
                                             time period when the Inland entity
                                             is offering securities to the
                                             public or 2) when in the business
                                             judgment of the Inland entity,
                                             exceeding an LTV of 60% is
                                             necessary given existing
                                             circumstances of the credit
                                             environment, but in no event shall
                                             the LTV exceed 65% if the Inland
                                             entity maintains a net worth
                                             greater than or equal to
                                             $300,000,000, but less than
                                             $400,000,000, or 70% if the Inland
                                             entity maintains a net worth of at
                                             least $400,000,000.

Representation #19

Loan Number            Loan Name             Description of Exception
--------------------------------------------------------------------------------
                       385 Prospect Plaza,   Only the mortgagor is liable for
                       Beekman Stop & Shop,  the environmental covenants.
                       Broadway Commons,
                       Giant Eagle,
                       Mountain View
                       Shopping Center,
                       Northwood Crossings,
                       Rave Theater, Royal
                       Oaks II, Stoney
                       Creek, The Orchard,
                       Travelers Office
                       Building, Wild Oats
                       Market

                       Clay Terrace          There is no entity or warm body on
                                             the carveouts.

                       Ranchero There is no entity or warm body on the carveouts other than the environmental covenants, for which the mortgagor is liable.

                       Hattiesburg,          Liability for each tenant in
                       American Way,         common is limited to their
                       Brookwood, Bullhead,  contribution.
                       Louetta Village,
                       Northwest, Downtown
                       Center, Broadway
                       Commons, Villa Medici

                       Hidden Village        Liability for each tenant in
                                             common is limited to their
                                             contribution. Additionally, with
                                             respect to the bankruptcy
                                             carveout, each guarantor is fully
                                             liable only if its specific
                                             borrower causes the property to
                                             become an asset in a bankruptcy
                                             proceeding.

                       Broadway Medical      Liability for each tenant in
                                             common is limited to their
                                             contribution. Additionally,
                                             guarantors are liable to the
                                             extent the actions or inactions of
                                             guarantor and/or the borrower
                                             controlled by the guarantor caused
                                             the carveout event, except that N.
                                             Thomson Bard and Robert Scanlan
                                             are jointly and severally liable
                                             for all actions of all borrowers.

Representation #23

Loan Number            Loan Name             Description of Exception
--------------------------------------------------------------------------------
                       Spanish Creek,        Subordinate mezzanine financing is
                       Spanish Oaks          permitted subject to a 1.20x1.00
                                             DSCR, 80% LTV and receipt of an
                                             intercreditor and standstill
                                             agreement.

                       Greens at Forest Park Subordinate secured and mezzanine
                                             financing is permitted subject to
                                             a 1.20x1.00 DSCR, 80% LTV and
                                             receipt of an intercreditor and
                                             standstill agreement.

                       Belmar Following the release of the Holdback Reserve, subordinate mezzanine financing is permitted subject to a 1.20x1.00 DSCR, 80% LTV and receipt of an intercreditor and standstill agreement.

                       Hattiesburg, Hidden   Transfers of interest in Mortgagor
                       Village, American     are permitted to any entity that
                       Way, Broadway         is party to or will be party to
                       Medical, Brookwood,   the related TIC Agreement.
                       Bullhead, Louetta
                       Village, Northwest,
                       Downtown Center,
                       Broadway Commons

                       Beekman Stop & Shop,  A transfer does not include a) any
                       Broadway Commons,     issuance, sale or transfer of
                       Giant Eagle,          interest in/to the REIT, a wholly
                       Mountain View         owned subsidiary of the REIT, or
                       Shopping Center,      any other reit sponsored by Inland
                       Northwood Crossings,  American Real Estate Trust, Inc.
                       Rave Theater, Royal   or other entity created through
                       Oaks II, Stoney       merger b) transfer by devise or
                       Creek, The Orchard,   descent or by operation of law
                       Travelers Office      upon the death of a member of
                       Building, Wild Oats   Mortgagor, c) a transfer to a
                       Market                transferee in which the sponsor or
                                             a directly or indirectly owned
                                             affiliate owns at least 20% of the
                                             transferee and is the managing
                                             entity and d) a sale, transfer or
                                             hypothecation of a membership
                                             interest in Mortgagor by the
                                             current member(s) to an immediate
                                             family member of such member.
                                             After 12 months of loan closing,
                                             Mortgagor may transfer greater
                                             than 49% of the direct or indirect
                                             interests in the Mortgagor,
                                             provided that the transfer is to a
                                             Qualified Entity. A Qualified
                                             Entity is an entity with x) a net
                                             worth of $200,000,000 y)
                                             sufficient experience as
                                             determined by Lender, and z) which
                                             owns or manages retail properties
                                             containing at least 1,000,000
                                             square feet of gross leasable area.

                       Bullhead Square       Lender shall consent to a transfer
                                             of the property in its entirety to
                                             Family Tree Ventures, LLC subject
                                             to various conditions as outline
                                             in the related mortgage documents.

                       A-1 Self Storage      Managing interests are permitted
                                             to be transferred so long as such
                                             interests are non-managing
                                             interests upon and subsequent to
                                             such transfer.

                       Summit Terrace        Wachovia Bank, National
                                             Association, or a wholly owned
                                             subsidiary thereof, is approved as
                                             a replacement general partner
                                             having management control should
                                             the limited partner elect to
                                             exercise the related provisions of
                                             the partnership agreement.

                       Sorrento Tech         Interests in the Borrower are
                                             freely transferable to one or more
                                             real estate investment trusts
                                             without consent so long as,
                                             following such transfer, those
                                             persons responsible for the
                                             management and control of the
                                             property are unchanged or any
                                             replacement manager is approved by
                                             Lender.

Representation #26

Loan Number    Loan Name        Description of Exception
--------------------------------------------------------------------------------
                                Lender has pre-approved the release of
               Clay Terrace     air-rights above the mortgaged property for
                                purposes of constructing condominiums subject to lender's approval of adequate security being posted prior to commencement of construction and satisfactory review of other required agreements (condo docs, easements, etc).

                                Additionally, provided no Event of Default occurs, the Borrower may without the consent of the Lender:

                                i.    Make transfers of immaterial or
                                non-income producing portions of the property to any federal, state or local government or any political subdivision thereof in connection with takings or condemnations of any portion of the Property for dedication or public use.
                                ii.   Make transfers of non-income producing
                                portions of the property (by sale, ground lease, sublease or other conveyance of any interest) to third parties, including, without limitation, owners of out parcels, department store pads, pads for office buildings, hotels or other properties for the purpose of erecting and operating additional structures or parking facilities whose use is integrated and consistent with the use of the property.
                                iii.  Dedicate portions of the property or
                                grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for traffic circulation, ingress, egress, parking, access, utilities lines or for other similar purposes;

                                provided, however, it shall be a condition to any of the transfers in (ii) and (iii) above that no transfer, conveyance or other encumbrance shall materially impair the utility or operation of the property and no transfer, conveyance or other encumbrance shall materially adversely affect the value of the property, taken as a whole.

               Shoppes at Zion  Within 60 days of Loan closing, but no later than March 31, 2006, Lender will permit the bifurcation of the Loan and a separation of Property collateral into two parts as follows:
                                1) a $1,100,000 loan secured by the Starbucks and Sharky's pad comprising 3,971 square feet of space (the "Release Collateral"), and 2) a $22,000,000 loan secured by the balance 118,667 square feet of space (the "Remaining Collateral"). The bifurcation of the loan and collateral release is predicated upon the following Release Conditions: (i) no Event of Default; (ii) Borrower shall have provided Lender with evidence that the Remaining Collateral is a distinct tax lot and legal parcel separate from the Release Parcel; (iii) concurrently with Lender's release of the Release Parcel, Borrower shall transfer fee title to the Release Parcel to an individual or entity other than Borrower; (iv) the Borrower, Guarantors and entity documentation for the Release Parcel must be pre-approved by Lender prior to Loan closing; (v) Borrower, at its sole cost and expense, shall have delivered to Lender one or more endorsements to the mortgagee policy of title insurance delivered to Lender on the date hereof insuring that, after giving effect to such release, (A) the lien created hereby and insured under such title policy is a first priority lien on both the Release Parcel and the Remaining Collateral subject only to the permitted exceptions, and
                                (B) such title policy is in full force and effect with respect to both the Release Parcel and the Remaining Collateral and unaffected by such release; (vi) all requirements under all laws, statutes, rules and regulations (including, without limitation, all zoning and subdivision laws, setback requirements, sideline requirements, height limits, floor area ratio requirements, parking ratio requirements, use requirements, building and fire code requirements, environmental requirements and wetland requirements) applicable to the Property necessary to accomplish the transfer of the Release Parcel shall have been fulfilled, and evidence thereof has been delivered to the Lender; (vii) as a result of the subdivision, the Release Parcel and the Remaining Collateral will not be in violation of any applicable law, statute, rule or regulation (including, without limitation, all zoning and subdivision laws, setback requirements, sideline requirements, height limits, floor area ratio requirements, parking ratio requirements, use requirements, building and fire code requirements, environmental requirements and wetland requirements) and all necessary variances, if any, shall have been obtained and evidence thereof has been delivered to the Lender; (viii) Borrower shall have paid all of Lender's costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, in connection with the release of the Release Parcel; (ix) there shall have been no development, construction, additions, alterations or any other improvements made to the Release Parcel prior to the Release Date; and (x) Borrower shall have entered into and recorded appropriate easement agreements, which shall, without limitation, provide for ingress and egress to and from the Release Parcel and the Remaining Collateral and, if applicable, parking on the Release Parcel, which rights shall be appurtenant to the Remaining Collateral.

               Stop and Shop    Borrower may obtain a release of one or more
                                currently unimproved out parcels provided certain conditions are met in the related loan documents.

               Bluegrass Manor, Properties may be released from the sub-pool Colonial Ridge, two years from securitization based on final
               Lindsay Lane,    allocated loan amounts subject to certain
               Montana Valley,  conditions including 110% defeasance and
               Romaine Court,   maintaining a 1.20x DSCR and 80% LTV on the
               Biltmore,        remaining properties in that sub-pool or 100%
               College Woods,   defeasance and maintaining a 1.25x DSCR and 75%
               Compton Lake     LTV on the remaining properties in that
               Village,         sub-pool.
               Lake of the
               Woods,           Properties may be released from the sub-pool
               Parklane         two years from closing, pursuant to an "Arms
                                Length Transaction", with no event of default, so long as the remaining properties maintain not less than a 1.20x DSCR and LTV of greater than 80%, subject to a Right to Transfer provision within the loan documents.

               Columbine Plaza, Loans may be released from the
               Marina Pointe    cross-collateralization after the end of the
               Shopping Center, lockout period subject to certain conditions
               Meadows          including 120% defeasance, subject to
               Shopping         maintaining a 1.25x DSCR on the remaining
               Center,          properties.
               Marketplace at
               Ken Caryl        Subject to satisfaction on all properties,
                                Loans may also be released from the
                                cross-collateralization after the Earnout
                                Reserve has been funded, subject to a 1.25x
                                DSCR on all properties, based on in-place income (counting any tenant with a scheduled expiration in the next 6 months as vacant), reconciled 2004/2005 reimbursement income and normalized trailing twelve month expenses (4% management fee, TI/LC and Replacement Reserves will be equal to the higher of the ongoing collection amounts or $1.00 psf and $0.15psf, respectively).

               Blackhawk Place, Loans may be released from the
               Coldwater Park, cross-collateralization after the end of the Hazeltine Court, lockout period subject to 110% defeasance,
               Willis Park      subject to maintaining a 1.20x DSCR and 80% LTV
               South,           on the remaining properties.
               Natick Park
               South, Merridy
               Place, Mammoth
               Park Towers

                                Rave Theater may be released from the cross at
               Rave Theater,    100% if the loan is being paid off.
               Mountain View    Additionally, Borrower has the right to
                                substitute up to two properties, provided that
                                a) no such substitution may occur after the Anticipated Repayment Date, and b) such substitution shall require that i) the value of the replacement property is not less than the value of the substituted property; ii) the aggregate DSCR (including the replacement property and excluding the substituted property) shall not be less than the DSCR prior to substitution; iii) the NOI of the replacement property shall not show a downward trend over the past three years; iv) the NOI and DSCR for the replacement property shall not be less than the NOI and DSCR for the 12 months preceding the substitution for the substituted property; v) tenants of the replacement property shall have comparable credit quality and financial strength (as determined by Lender); vi) all required due diligence items shall be received and approved by Lender; and
                                vii) Borrower shall pay a fee in the amount of 1% of the outstanding loan balance.

                                Borrower has the right to substitute up to two
               Northwood        properties, provided that a) no such
               Crossings        substitution may occur after the Anticipated
                                Repayment Date, and b) such substitution shall require that i) the value of the replacement property is not less than the value of the substituted property; ii) the aggregate DSCR
                                (including the replacement property and
                                excluding the substituted property) shall not be less than the DSCR prior to substitution;
                                iii) the NOI of the replacement property shall not show a downward trend over the past three years; iv) the NOI and DSCR for the replacement property shall not be less than the NOI and DSCR for the 12 months preceding the substitution for the substituted property; v) tenants of the replacement property shall have comparable credit quality and financial strength (as determined by Lender); vi) all required due diligence items shall be received and approved by Lender; and vii) Borrower shall pay a fee in the amount of 1% of the outstanding loan balance.

Representation #27

Loan Number     Loan Name       Description of Exception
--------------------------------------------------------------------------------
                                Four additional parking spaces need to be
                Evergreen       striped. An escrow was established for this
                Storage         work. Borrower provided a carveout for certain
                                zoning or code violations described in such notice dated August 3, 1999.

                                The property currently subject to a several
                Compton Lakes   non-conforming setback violations (mostly minor
                                but one of 20 feet) and a minor density
                                violation. The Borrower and indemnitor joined in a recourse carveout to cover any related losses until an acceptable variance is provided. According to PZR, the municipality has preliminarily indicated its support for the issuance of the variance.

                                The property currently subject to a several
                Lake of the     non-conforming setback violations. The Borrower
                Woods           and indemnitor joined in a recourse carveout to
                                cover any related losses until an acceptable variance is provided. According to PZR, the municipality has preliminarily indicated its support for the issuance of the variance.

                                The garage and mobile home park office encroach
                Tan Tara onto setbacks. Law and Ordinance insurance was not obtained as this is a portable building and the value of the improvements is not material.

                                The property does not conform with zoning
                Balboa Court    because one unit is not permitted. Lender
                                excluded income attributed to one unit and obtained law and ordinance insurance.

                                Certificates of occupancy were not available.
                Copeland Sports The city has records that one was issued and has been subsequently lost or misplaced.

Representation #28

Loan Number            Loan Name             Description of Exception
--------------------------------------------------------------------------------
                       The Orchard           The property does not consist of
                                             one or more separate tax lots.
                                             Borrower has covenanted to use
                                             reasonable efforts to cause the
                                             property to constitute one or more
                                             separate tax lots. Inland Western
                                             Retail Real Estate Trust, Inc.
                                             indemnified Lender for any failure
                                             to pay taxes, liens, etc. until
                                             the lots are separated.

                                             Four additional parking spaces
                       Evergreen Storage     need to be striped. An escrow was
                                             established for this work.
                                             Borrower provided a carveout for
                                             certain zoning or code violations
                                             described in such notice dated
                                             August 3, 1999.

                                             The property currently subject to
                       Compton Lakes         a several non-conforming setback
                                             violations (mostly minor but one
                                             of 20 feet) and a minor density
                                             violation. The Borrower and
                                             indemnitor joined in a recourse
                                             carveout to cover any related
                                             losses until an acceptable
                                             variance is provided. According to
                                             PZR, the municipality has
                                             preliminarily indicated its
                                             support for the issuance of the
                                             variance.

                                             The property currently subject to
                       Lake of the Woods     a several non-conforming setback
                                             violations. The Borrower and
                                             indemnitor joined in a recourse
                                             carveout to cover any related
                                             losses until an acceptable
                                             variance is provided. According to
                                             PZR, the municipality has
                                             preliminarily indicated its
                                             support for the issuance of the
                                             variance.

                                             The garage and mobile home park
                       Tan Tara office encroach onto setbacks. Law and Ordinance insurance was not obtained as this is a portable building and the value of the improvements is not material.

Representation #29

Loan Number     Loan Name       Description of Exception
--------------------------------------------------------------------------------
                                The mortgage does not specifically require the
                385 Prospect    successor Borrower to be an SPE but does allow
                Place           the Lender to designate such successor entity.

                                A non-consolidation opinion was not obtained.

                Ranchero

Representation #31

Loan Number            Loan Name             Description of Exception
--------------------------------------------------------------------------------
                       Bluegrass Manor,      The sponsor of the related
                       Colonial Ridge,       mortgagors is being sued for the
                       Lindsay Lane,         actual economic damages of the
                       Montana Valley,       mortgagee in connection with
                       Romaine Court,        incomplete renovations and
                       Biltmore,             termination of leases at a
                       College Woods,        property.
                       Compton Lake Village,
                       Lake of the Woods,
                       Parklane

                       Lexington Club        There is a Proposed Order in favor
                                             of Village Construction Company,
                                             Inc. in the amount of $35,063.03.
                                             The Borrower posed a surety bond
                                             to cover this amount.

Representation #37

Loan Number     Loan Name       Description of Exception
--------------------------------------------------------------------------------
                                Four additional parking spaces need to be
                Evergreen       striped. An escrow was established for this
                Storage         work. Borrower provided a carveout for certain
                                zoning or code violations described in such notice dated August 3, 1999.

                                The property currently subject to a several
                Compton Lakes   non-conforming setback violations (mostly minor
                                but one of 20 feet) and a minor density
                                violation. The Borrower and indemnitor joined in a recourse carveout to cover any related losses until an acceptable variance is provided. According to PZR, the municipality has preliminarily indicated its support for the issuance of the variance.

                                The property currently subject to a several
                Lake of the     non-conforming setback violations. The Borrower
                Woods           and indemnitor joined in a recourse carveout to
                                cover any related losses until an acceptable variance is provided. According to PZR, the municipality has preliminarily indicated its support for the issuance of the variance.

                                The garage and mobile home park office encroach
                Tan Tara onto setbacks. Law and Ordinance insurance was not obtained as this is a portable building and the value of the improvements is not material.

Representation #40

Loan Number            Loan Name             Description of Exception
--------------------------------------------------------------------------------
                       385 Prospect Plaza,   Only the mortgagor is liable for
                       Beekman Stop & Shop,  the environmental covenants.
                       Broadway Commons,
                       Giant Eagle,
                       Mountain View
                       Shopping Center,
                       Northwood Crossings,
                       Rave Theater, Royal
                       Oaks II, Stoney
                       Creek, The Orchard,
                       Travelers Office
                       Building, Wild Oats
                       Market

                       Clay Terrace          There is no entity or warm body on
                                             the carveouts.

                       Ranchero There is no entity or warm body on the carveouts other than the environmental covenants, for which the mortgagor is liable.

                       Hattiesburg,          Liability for each tenant in
                       American Way,         common is limited to their
                       Brookwood, Bullhead,  contribution.
                       Louetta Village,
                       Northwest, Downtown
                       Center, Broadway
                       Commons, Villa Medici

                       Hidden Village        Liability for each tenant in
                                             common is limited to their
                                             contribution. Additionally, with
                                             respect to the bankruptcy
                                             carveout, each guarantor is fully
                                             liable only if its specific
                                             borrower causes the property to
                                             become an asset in a bankruptcy
                                             proceeding.

                       Broadway Medical      Liability for each tenant in
                                             common is limited to their
                                             contribution. Additionally,
                                             guarantors are liable to the
                                             extent the actions or inactions of
                                             guarantor and/or the borrower
                                             controlled by the guarantor caused
                                             the carveout event, except that N.
                                             Thomson Bard and Robert Scanlan
                                             are jointly and severally liable
                                             for all actions of all borrowers.

Representation #43

Loan Number            Loan Name             Description of Exception
--------------------------------------------------------------------------------
                       Ranchero              Proceeds equal to the loan amount
                                             per pad ($45,500) from subsequent
                                             shareholder sales will be escrowed
                                             in an interest bearing account
                                             with 50% of the escrowed proceeds
                                             applied to reduce principal with
                                             no penalty with the remaining
                                             funds held in escrow and used for
                                             capital improvements or impound
                                             subsidy. Said pay down of
                                             principal will be allowed once
                                             annually on February 11th,
                                             beginning February 11, 2007.
                                             Principal reduction of more than
                                             10% of the loan or a full pay-off
                                             of the loan will be subject to
                                             yield maintenace.

                       Beekman Stop and Shop If tenant terminates the lease for
                                             the undeveloped portion of the
                                             property, Borrower shall tender
                                             $1,320,000 plus any other sums due
                                             under the terms of the note to be
                                             used to paydown the loan balance.

Representation #46

Loan Number            Loan Name             Description of Exception
--------------------------------------------------------------------------------
                       Spanish Creek,        Subordinate mezzanine financing is
                       Spanish Oaks          permitted subject to a 1.20x1.00
                                             DSCR, 80% LTV and receipt of an
                                             intercreditor and standstill
                                             agreement.

                       Greens at Forest      Subordinate secured and mezzanine
                       Parke                 financing is permitted subject to
                                             a 1.20x1.00 DSCR, 80% LTV and
                                             receipt of an intercreditor and
                                             standstill agreement.

                       Belmar Following the release of the Holdback Reserve, subordinate mezzanine financing is permitted subject to a 1.20x1.00 DSCR, 80% LTV and receipt of an intercreditor and standstill agreement.

Representation #47
Loan Number            Loan Name             Description of Exception
--------------------------------------------------------------------------------
                       The Orchard           The property does not consist of
                                             one or more separate tax lots.
                                             Borrower has covenanted to use
                                             reasonable efforts to cause the
                                             property to constitute one or more
                                             separate tax lots. Inland Western
                                             Retail Real Estate Trust, Inc.
                                             indemnified Lender for any failure
                                             to pay taxes, liens, etc. until
                                             the lots are separated.

Representation #50

Loan Number            Loan Name             Description of Exception
--------------------------------------------------------------------------------
                       Belmar, Clay          Audited financial statements are
                       Terrace, Downtown     not required.
                       Centre, Shoppes at
                       Zion

Representation #53

Loan Number            Loan Name             Description of Exception
--------------------------------------------------------------------------------
                       Wall Street Plaza     Ground Lease Deals

                                  EXHIBIT A

                            Mortgage Loan Schedule


Mortgage Loan Number   Loan Group Number   Property Name
--------------------   -----------------   -------------------------------------
                   5                   1   Belmar(1)
                   6                   1   Clay Terrace
                  18                   1   Ranchero Village(2)
                  31                   1   Downtown Centre
                  36                   1   Shoppes at Zion
                  39                   1   Broadway Medical Plaza
                  49                   1   Vineyard Shopping Center
                  53                   1   Rave Theater
                  54                   1   Villa Medici Apartments
                  62                   1   Brookwood Commerce Centre
                  66                   1   Mountain Valley Center
                  68                   1   U.S. Bank Building
                  69                   2   Balboa Court
                  73                   2   Montana Valley Apartments
                  74                   1   The Orchard
                  78                   1   Giant Eagle (Columbus, OH)
                  79                   1   Haven Village Center
                  80                   1   Sorrento Tech
                  83                   2   Greens @ Forest Park
                  89                   1   Broadway Commons
                  92                   1   Buckeye Marketplace
                  93                   1   Bullhead Square
                  94                   1   Northwood Crossings
                  98                   2   Franklin Regency Apts.
                  99                   1   Prospect Plaza
                 105                   1   Northwest Village
                 108                   1   Mountain View Shopping Center
                 109                   2   Lake of the Woods Apartments
                 111                   2   Blue Grass Manor
                 115                   1   Royal Oaks Village II
                 116                   2   Biltmore
                 121                   2   Lindsay Lane Apartments
                 123                   2   Canyon Springs Apts.
                 125                   2   Hunter's Run - Dallas
                 129                   1   Wild Oats Market
                 131                   2   Parklane Apartments
                 134                   1   Beekman Stop & Shop(4)
                 135                   2   Spanish Creek Apartments
                 137                   2   Lexington Club at Galleria
                 143                   2   Compton Lake Village
                 149                   1   Wall Street Plaza-La Jolla
                 150                   1   Marketplace at Ken Caryl(5)
                 158                   2   Colonial Ridge Apartments
                 164                   1   Fairfield Inn & Suites - Boone
                 166                   1   Kent Plaza
                 169                   2   Hidden Village Apartments
                 170                   1   Copelands Sport
                 173                   2   Jessica Apts.
                 176                   2   Brushwood Apartments
                 177                   1   American Way Plaza
                 178                   2   Orchid Lake
                 180                   1   Meadows Shopping Center(5)
                 181                   2   Spanish Oaks Apartments
                 183                   1   Grand Oasis MHP
                 187                   1   Travelers Office Bldg
                 192                   1   Wingate Inn
                 195                   2   Clayton Apartments
                 196                   2   Woodcrest Apartments, IA
                 201                   1   Stoney Creek
                 203                   2   Alondra & Peter Pan Mobile Home Parks
                 208                   1   Quality Inn & Suites - Mt. Pleasant
                 211                   1   Mammoth Park Towers Apts
                 217                   2   Merridy Place Apts
                 222                   1   Cedar Breaks Village
                 226                   1   Columbine Plaza - Shopping Center(5)
                 230                   1   CVS Pharmacy_Algonac, MI
                 231                   2   Romaine Court Apartments
                 235                   1   Comfort Suites - Boone
                 236                   1   Sleep Inn & Suites - Concord
                 249                   2   College Woods Apartments
                 253                   1   Marina Pointe Shopping Center(5)
                 261                   1   Victoria's Secret
                 263                   1   A-1 Self Storage
                 272                   1   Natick Park South Apts
                 274                   1   Comfort Inn - Lenoir
                 275                   1   Hattiesburg Retail Center
                 276                   2   Tan Tara MHP
                 284                   1   U-Secure Self Storage Facility
                 285                   2   Oak Tree East
                 292                   2   Willis Park South Apts
                 294                   1   Block Buster Plaza
                 296                   1   Cruse Village
                 297                   2   Summit Terrace Apartments
                 300                   1   Louetta Village
                 301                   2   Blackhawk Place Apartments
                 302                   2   Hazeltine Court Apartments
                 304                   2   Coldwater Park

Mortgage Loan Number   Address                                City                   State   Zip Code   County
--------------------   ------------------------------------   --------------------   -----   --------   ---------------
                   5   408 S Teller Street                    Lakewood               CO         80226   Jefferson
                   6   14311 Clay Terrace Boulevard           Carmel                 IN         46032   Hamilton
                  18   7100 Ulmerton Road                     Largo                  FL         33771   Pinellas
                  31   899 Higura Street                      San Luis Obispo        CA         93401   San Luis Obispo
                  36   250 North Red Cliffs Drive             St. George             UT         84790   Washington
                  39   3300 Webster Street                    Oakland                CA         94609   Alameda
                  49   1201 North Loop 1604                   San Antonio            TX         78258   Bexar
                  53   15900 Yorktown Crossing                Houston                TX         77084   Harris
                  54   9550 Ash Street                        Overland Park          KS         66207   Johnson
                  62   4425 West Olive Avenue                 Glendale               AZ         85302   Maricopa
                  66   426-726 Southwest Mount Si Boulevard   North Bend             WA         98045   King County
                  68   155 First Avenue SW                    Rochester              MN         55902   Olmsted
                  69   16901-15 Napa Street                   Northridge             CA         91343   Los Angeles
                  73   2678 Montana Avenue                    Cincinnati             OH         45238   Hamilton
                  74   8621 Clinton Street                    New Hartford (Utica)   NY         13413   Oneida
                  78   4747 Sawmill Road                      Columbus               OH         43220   Franklin County
                  79   6331 Haven Avenue                      Rancho Cucamonga       CA         91737   San Bernardino
                  80   10140-10180 Barnes Canyon Road         San Diego              CA         92121   San Diego
                  83   4515 Fairview Avenue                   Baltimore              MD         21216   Baltimore City
                  89   30-90 25th Street Southeast            Rochester              MN         55902   Olmsted
                  92   SWC of Watson Rd & Yuma Road           Buckeye                AZ         85326   Maricopa
                  93   2250 South Highway 95                  Bullhead City          AZ         86442   Mohave
                  94   2300 McFarland Boulevard               Northport              AL         35404   Tuscaloosa
                  98   7202 Franklin Avenue                   Hollywood              CA         90046   Los Angeles
                  99   385 Prospect Avenue                    Hackensack             NJ         07601   Bergen
                 105   1701-1753 NW Loop 281                  Longview               TX         75604   Gregg
                 108   2375-2435 North Highway 93             Kalispell              MT         59901   Flathead
                 109   7235 Hamilton Avenue                   Mount Healthy          OH         45231   Hamilton
                 111   3904 Lori Drive                        Erlanger               KY         41018   Kenton
                 115   11687-11693 Westheimer Road            Houston                TX         77077   Harris County
                 116   6251 Melody Lane                       Dallas                 TX         75231   Dallas
                 121   4300 Duck Creek Road                   Cincinnati             OH         45227   Hamilton
                 123   14020 North Black Canyon Highway       Phoenix                AZ         85053   Maricopa
                 125   4748 St. Francis Avenue                Dallas                 TX         75227   Dallas
                 129   500 East Ogden Avenue                  Hinsdale               IL         60521   Cook
                 131   4201 Victory Parkway                   Cincinnati             OH         45229   Hamilton
                 134   727 Beekman Road                       Beekman                NY         12533   Dutchess
                 135   3109 Chapel Creek                      Dallas                 TX         75220   Dallas
                 137   1964 South Road                        Poughkeepsie           NY         12601   Dutchess
                 143   7777 Compton Lake Drive                Mount Healthy          OH         45231   Hamilton
                 149   7863 Girard Avenue                     La Jolla               CA         92037   San Diego
                 150   10143 West Chatfield Avenue            Littleton              CO         80127   Jefferson
                 158   2928 Colonial Ridge Court              Cincinnati             OH         45212   Hamilton
                 164   2060 Blowing Rock Road                 Boone                  NC         28607   Watauga
                 166   2717-2779 South 6th Street             Springfield            IL         62703   Sangamon
                 169   4001 Robin Place                       West Linn              OR         97068   Clackamas
                 170   1144 Chorro Street                     San Luis Obispo        CA         93401   San Luis Obispo
                 173   1611 N. Formosa Avenue                 Hollywood              CA         90046   Los Angeles
                 176   3424 New Hartford Road                 Owensboro              KY         42303   Daviess
                 177   4619-4685 American Way                 Memphis                TN         38118   Shelby
                 178   8225 Arevee Drive                      New Port Richey        FL         34653   Pasco
                 180   9719-9779 West Coal Mine Avenue        Littleton              CO         80123   Jefferson
                 181   3025 East Park Row                     Arlington              TX         76010   Tarrant
                 183   400 N 500 W                            Moab                   UT         84532   Grand
                 187   1001 Corridor Park Boulevard           Knoxville              TN         37919   Knox
                 192   1209 N. IH 35 North                    Round Rock             TX         78664   Williamson
                 195   1407 NW 65th Terrace                   Kansas City            MO         64118   Clay
                 196   1400 Blairs Ferry Road                 Hiawatha               IA         52233   Linn
                 201   17200 Mercantile Boulevard             Noblesville            IN         46060   Hamilton
                 203   1100 & 1140 West Alondra Boulevard     Compton                CA         90220   Los Angeles
                 208   196 Patriots Point Road                Mt. Pleasant           SC         29464   Charleston
                 211   4365 Mammoth Avenue                    Sherman Oaks           CA         91423   Los Angeles
                 217   17830 Merridy Street                   Northridge             CA         91325   Los Angeles
                 222   105 Wildwood Drive                     Georgetown             TX         78628   Williamson
                 226   6671-6745 West Ken Caryl Avenue        Littleton              CO         80128   Jefferson
                 230   1027 St. Clair River Drive             Algonac                MI         48001   St. Clair
                 231   4210 Romaine Court                     Cincinnati             OH         45209   Hamilton
                 235   1184 Highway 105                       Boone                  NC         28607   Watauga
                 236   7821 Gateway Lane                      Concord                NC         28027   Cabarrus
                 249   1165 Hillcrest Road                    Cincinnati             OH         45224   Hamilton
                 253   7444 West Chatfield Avenue             Littleton              CO         80123   Jefferson
                 261   894 Higuera Street                     San Luis Obispo        CA         93401   San Luis Obispo
                 263   4825 East Platte Avenue                Colorado Springs       CO         80918   El Paso
                 272   4632 Natick Avenue                     Sherman Oaks           CA         91403   Los Angeles
                 274   970 Blowing Rock Boulevard             Lenoir                 NC         28645   Caldwell
                 275   5891 U.S. Highway 49                   Hattiesburg            MS         39402   Forrest
                 276   2028 Stewart Road                      Melbourne              FL         32935   Brevard
                 284   3541 Murfreesboro Pike                 Nashville              TN         30157   Davidson
                 285   1650 Lingleville Road                  Stephenville           TX         76401   Erath
                 292   4553 Willis Avenue                     Sherman Oaks           CA         91403   Los Angeles
                 294   3651 Massillion Road                   Green                  OH         44232   Summit
                 296   2779 Cruse Road                        Lawrenceville          GA         30044   Gwinnett
                 297   2002 Summit Parkway                    Prattville             AL         36066   Autauga
                 300   8610 Louetta Road                      Spring                 TX         77379   Harris
                 301   16925 Blackhawk Street                 Granada Hills          CA         91344   Los Angeles
                 302   4565 Hazeltine Avenue                  Sherman Oaks           CA         91423   Los Angeles
                 304   4423 Coldwater Canyon Avenue           Studio City            CA         91604   Los Angeles

Mortgage Loan Number   Cut-Off Date Loan Balance ($)   Monthly P&I Payments ($)   Grace Days   Mortgage Rate (%)
--------------------   -----------------------------   ------------------------   ----------   -----------------
                   5                  132,319,524.04                 774,075.96                           5.7600%
                   6                  115,000,000.00                         IO            5              5.0800%
                  18                   43,000,000.00                 249,844.75                           5.7100%
                  31                   25,000,000.00                         IO                           5.7100%
                  36                   23,100,000.00                 130,956.43                           5.4860%
                  39                   21,000,000.00                 125,096.68                           5.9400%
                  49                   19,807,821.72                 134,320.49                           5.2400%
                  53                   17,889,015.00                         IO                           4.8600%
                  54                   17,730,000.00                 108,360.75                           6.1800%
                  62                   15,500,000.00                  90,060.32                           5.7100%
                  66                   14,303,492.85                  82,289.87                           5.5900%
                  68                   13,968,474.79                  81,700.20                           5.7500%
                  69                   13,860,000.00                  78,087.92                           5.4300%
                  73                   13,040,000.00                  71,845.91                           5.2300%
                  74                   12,987,015.00                         IO                           5.1000%
                  78                   12,154,118.00                         IO                           4.7400%
                  79                   11,900,000.00                  70,354.97                           5.8700%
                  80                   11,800,000.00                  68,861.60                           5.7500%
                  83                   11,500,000.00                  67,769.82                           5.8400%
                  89                   11,000,000.00                         IO                           5.4500%
                  92                   10,800,000.00                  58,970.83                           5.1500%
                  93                   10,750,000.00                  63,075.92                           5.8000%
                  94                   10,690,800.00                         IO                           5.1700%
                  98                   10,474,630.63                  58,437.47                           5.3200%
                  99                   10,300,000.00                  59,781.24            5              5.7000%
                 105                    9,900,000.00                  55,406.30                           5.3700%
                 108                    9,645,224.00                         IO                           4.4400%
                 109                    9,642,000.00                  53,124.10                           5.2300%
                 111                    9,144,000.00                  50,380.29                           5.2300%
                 115                    8,550,000.00                         IO                           4.7900%
                 116                    8,509,000.00                  46,881.66                           5.2300%
                 121                    8,183,000.00                  45,085.51                           5.2300%
                 123                    8,114,493.44                  46,582.07                           5.5600%
                 125                    8,000,000.00                  45,423.12                           5.5000%
                 129                    7,469,000.00                         IO                           4.6900%
                 131                    7,380,000.00                  40,661.26                           5.2300%
                 134                    7,348,880.00                         IO                           4.8100%
                 135                    7,208,161.43                  41,204.26                           5.5400%
                 137                    6,984,493.32                  41,295.87                           5.8500%
                 143                    6,480,000.00                  35,702.57                           5.2300%
                 149                    6,000,000.00                  34,520.45                           5.6200%
                 150                    5,992,000.00                  34,247.83                           5.5600%
                 158                    5,600,000.00                  30,854.07                           5.2300%
                 164                    5,464,946.09                  34,113.50                           5.6500%
                 166                    5,400,000.00                  30,255.28                           5.3800%
                 169                    5,345,000.00                  30,482.60                           5.5400%
                 170                    5,317,769.55                  31,210.70                           5.7900%
                 173                    5,187,436.12                  28,940.46                           5.3200%
                 176                    5,120,000.00                  30,074.37                           5.8100%
                 177                    5,100,000.00                  29,503.54                           5.6700%
                 178                    5,100,000.00                  29,859.48                           5.7800%
                 180                    5,048,000.00                  28,852.31                           5.5600%
                 181                    5,038,230.48                  28,800.21                           5.5400%
                 183                    5,000,000.00                  29,210.41                           5.7600%
                 187                    4,864,861.00                         IO                           4.7000%
                 192                    4,591,704.62                  29,189.60                           5.8400%
                 195                    4,393,891.99                  25,204.01                           5.5800%
                 196                    4,381,222.95                  25,454.03                           5.6700%
                 201                    4,279,121.00                         IO                           5.0200%
                 203                    4,160,000.00                         IO                           5.4400%
                 208                    4,087,007.86                  25,768.59                           5.7400%
                 211                    3,994,447.26                  22,912.74                           5.5800%
                 217                    3,694,863.72                  21,194.28                           5.5800%
                 222                    3,510,000.00                  19,775.51                           5.4300%
                 226                    3,480,000.00                  19,780.90                           5.5100%
                 230                    3,367,147.11                  19,268.89                           5.5500%
                 231                    3,360,000.00                  18,512.44                           5.2300%
                 235                    3,100,000.00                  19,315.40                           5.6500%
                 236                    3,090,109.66                  19,390.06                           5.6900%
                 249                    2,735,000.00                  15,068.91                           5.2300%
                 253                    2,580,000.00                  14,665.15                           5.5100%
                 261                    2,450,000.00                  14,204.29                           5.6900%
                 263                    2,396,686.00                  13,823.33            5              5.6300%
                 272                    2,147,015.40                  12,315.60                           5.5800%
                 274                    2,043,495.09                  12,871.92           10              5.7300%
                 275                    2,000,000.00                  11,773.30                           5.8300%
                 276                    2,000,000.00                  11,671.46                           5.7500%
                 284                    1,845,895.09                  10,902.10                           5.8400%
                 285                    1,844,345.94                  10,973.03                           5.9000%
                 292                    1,647,709.50                   9,451.50                           5.5800%
                 294                    1,557,912.17                   9,282.90                           5.9300%
                 296                    1,506,097.61                   9,561.36                           6.5300%
                 297                    1,450,000.00                   8,544.89                           5.8400%
                 300                    1,052,689.54                   6,271.10                           5.9200%
                 301                      998,611.82                   5,728.18                           5.5800%
                 302                      998,611.82                   5,728.18                           5.5800%
                 304                      699,028.27                   4,009.73                           5.5800%

Mortgage Loan Number   Number of Units   Unit of Measure   Original Term to Maturity or ARD (Mos.)
--------------------   ---------------   ---------------   ---------------------------------------
                   5           813,357   Sq. Ft.                                               120
                   6           499,029   Sq. Ft.                                               120
                  18               946   Pads                                                  120
                  31            80,716   Sq. Ft.                                               120
                  36           122,667   Sq. Ft.                                               120
                  39           101,284   Sq. Ft.                                                60
                  49           107,575   Sq. Ft.                                               120
                  53            76,172   Sq. Ft.                                                84
                  54               166   Units                                                 120
                  62           209,174   Sq. Ft.                                               120
                  66            87,872   Sq. Ft.                                               120
                  68            91,974   Sq. Ft.                                               120
                  69               150   Units                                                 120
                  73               319   Units                                                 120
                  74           163,529   Sq. Ft.                                                60
                  78           116,129   Sq. Ft.                                                84
                  79            45,634   Sq. Ft.                                                60
                  80            63,363   Sq. Ft.                                               120
                  83               190   Units                                                 120
                  89           140,739   Sq. Ft.                                               120
                  92            48,171   Sq. Ft.                                               120
                  93           180,291   Sq. Ft.                                               120
                  94           148,749   Sq. Ft.                                                60
                  98               116   Units                                                 120
                  99            71,318   Sq. Ft.                                               120
                 105           156,657   Sq. Ft.                                               120
                 108           106,521   Sq. Ft.                                                60
                 109               264   Units                                                 120
                 111               246   Units                                                 120
                 115            59,908   Sq. Ft.                                                84
                 116               584   Units                                                 120
                 121               263   Units                                                 120
                 123               203   Units                                                  60
                 125               240   Units                                                 120
                 129            48,835   Sq. Ft.                                                60
                 131               150   Units                                                 120
                 134            66,415   Sq. Ft.                                                84
                 135               302   Units                                                 120
                 137               160   Units                                                 180
                 143               163   Units                                                 120
                 149            36,657   Sq. Ft.                                               120
                 150            47,606   Sq. Ft.                                               120
                 158               142   Units                                                 120
                 164               100   Rooms                                                 120
                 166            94,041   Sq. Ft.                                               120
                 169                98   Units                                                 120
                 170            24,694   Sq. Ft.                                               120
                 173                62   Units                                                 120
                 176               172   Units                                                 120
                 177           104,365   Sq. Ft.                                               120
                 178               406   Pads                                                   84
                 180            44,000   Sq. Ft.                                               120
                 181               200   Units                                                 120
                 183               235   Pads                                                  120
                 187            50,760   Sq. Ft.                                                60
                 192                97   Rooms                                                 120
                 195               117   Units                                                 120
                 196               153   Units                                                 120
                 201            51,091   Sq. Ft.                                                60
                 203                96   Pads                                                   60
                 208               103   Rooms                                                 120
                 211                24   Units                                                 120
                 217                43   Units                                                 120
                 222            22,412   Sq. Ft.                                               120
                 226            33,947   Sq. Ft.                                               120
                 230            13,013   Sq. Ft.                                               120
                 231                96   Units                                                 120
                 235                96   Rooms                                                 120
                 236               116   Rooms                                                 120
                 249               135   Units                                                 120
                 253            19,550   Sq. Ft.                                               120
                 261             4,990   Sq. Ft.                                               120
                 263               426   Units                                                 120
                 272                18   Units                                                 120
                 274                78   Rooms                                                 120
                 275            13,550   Sq. Ft.                                               120
                 276                83   Pads                                                   84
                 284               422   Units                                                 120
                 285                74   Units                                                 120
                 292                21   Units                                                 120
                 294            10,081   Sq. Ft.                                               120
                 296            13,100   Sq. Ft.                                               120
                 297                56   Units                                                 120
                 300             7,932   Sq. Ft.                                               120
                 301                14   Units                                                 120
                 302                15   Units                                                 120
                 304                 8   Units                                                 120

Mortgage Loan Number   Remaining Term to Maturity or ARD (Mos.)   Maturity Date or ARD   Original Amort Term (Mos.)
--------------------   ----------------------------------------   --------------------   --------------------------
                   5                                        119               02/11/16                          360
                   6                                        115               10/01/15                           IO
                  18                                        119               02/11/16                          360
                  31                                        118               01/11/16                           IO
                  36                                        118               01/11/16                          360
                  39                                         58               01/11/11                          360
                  49                                        117               12/11/15                          240
                  53                                         82               01/11/13                           IO
                  54                                        119               02/11/16                          360
                  62                                        117               12/11/15                          360
                  66                                        117               12/11/15                          360
                  68                                        118               01/11/16                          360
                  69                                        119               02/11/16                          360
                  73                                        116               11/11/15                          360
                  74                                         57               12/11/10                           IO
                  78                                         81               12/11/12                           IO
                  79                                         57               12/11/10                          360
                  80                                        118               01/11/16                          360
                  83                                        117               12/11/15                          360
                  89                                        119               02/11/16                           IO
                  92                                        118               01/11/16                          360
                  93                                        118               01/11/16                          360
                  94                                         59               02/11/11                           IO
                  98                                        118               01/06/16                          360
                  99                                        117               12/11/15                          360
                 105                                        117               12/11/15                          360
                 108                                         59               02/11/11                           IO
                 109                                        116               11/11/15                          360
                 111                                        116               11/11/15                          360
                 115                                         82               01/11/13                           IO
                 116                                        116               11/11/15                          360
                 121                                        116               11/11/15                          360
                 123                                         56               11/11/10                          360
                 125                                        119               02/11/16                          360
                 129                                         58               01/11/11                           IO
                 131                                        116               11/11/15                          360
                 134                                         80               11/11/12                           IO
                 135                                        118               01/11/16                          360
                 137                                        178               01/11/21                          360
                 143                                        116               11/11/15                          360
                 149                                        119               02/11/16                          360
                 150                                        115               10/11/15                          360
                 158                                        116               11/11/15                          360
                 164                                        119               02/01/16                          300
                 166                                        119               02/11/16                          360
                 169                                        118               01/11/16                          360
                 170                                        119               02/11/16                          360
                 173                                        118               01/06/16                          360
                 176                                        117               12/11/15                          360
                 177                                        117               12/11/15                          360
                 178                                         82               01/11/13                          360
                 180                                        115               10/11/15                          360
                 181                                        118               01/11/16                          360
                 183                                        118               01/11/16                          360
                 187                                         59               02/11/11                           IO
                 192                                        119               02/11/16                          300
                 195                                        119               02/11/16                          360
                 196                                        116               11/11/15                          360
                 201                                         57               12/11/10                           IO
                 203                                         56               11/11/10                           IO
                 208                                        118               01/11/16                          300
                 211                                        119               02/06/16                          360
                 217                                        119               02/06/16                          360
                 222                                        115               10/11/15                          360
                 226                                        115               10/11/15                          360
                 230                                        118               01/11/16                          360
                 231                                        116               11/11/15                          360
                 235                                        120               03/01/16                          300
                 236                                        118               01/01/16                          300
                 249                                        116               11/11/15                          360
                 253                                        115               10/11/15                          360
                 261                                        119               02/11/16                          360
                 263                                        119               02/05/16                          360
                 272                                        119               02/06/16                          360
                 274                                        118               01/01/16                          300
                 275                                        119               02/11/16                          360
                 276                                         82               01/11/13                          360
                 284                                        118               01/11/16                          360
                 285                                        117               12/11/15                          360
                 292                                        119               02/06/16                          360
                 294                                        119               02/11/16                          360
                 296                                        119               02/11/16                          360
                 297                                        118               01/11/16                          360
                 300                                        118               01/11/16                          360
                 301                                        119               02/06/16                          360
                 302                                        119               02/06/16                          360
                 304                                        119               02/06/16                          360

Mortgage Loan Number   Remaining Amort Term (Mos.)   Ground Lease   Master Servicing Fee Rate    ARD Loan
--------------------   ---------------------------   ------------   -------------------------    --------
                   5                           359   Fee                              0.02000%   N
                   6                            IO   Fee                              0.02000%   N
                  18                           360   Fee                              0.02000%   N
                  31                            IO   Fee                              0.02000%   N
                  36                           360   Fee                              0.02000%   N
                  39                           360   Fee                              0.02000%   N
                  49                           237   Fee                              0.02000%   N
                  53                            IO   Fee                              0.02000%   N
                  54                           360   Fee                              0.02000%   N
                  62                           360   Fee                              0.02000%   N
                  66                           357   Fee                              0.02000%   N
                  68                           358   Fee                              0.02000%   N
                  69                           360   Fee                              0.06000%   N
                  73                           360   Fee                              0.06000%   N
                  74                            IO   Fee                              0.02000%   N
                  78                            IO   Fee                              0.02000%   Y
                  79                           360   Fee                              0.02000%   N
                  80                           360   Fee                              0.02000%   Y
                  83                           360   Fee                              0.02000%   N
                  89                            IO   Fee                              0.02000%   N
                  92                           360   Fee                              0.02000%   N
                  93                           360   Fee                              0.08000%   N
                  94                            IO   Fee                              0.02000%   N
                  98                           358   Fee                              0.02000%   N
                  99                           360   Fee                              0.02000%   N
                 105                           360   Fee                              0.02000%   N
                 108                            IO   Fee                              0.02000%   N
                 109                           360   Fee                              0.06000%   N
                 111                           360   Fee                              0.06000%   N
                 115                            IO   Fee                              0.02000%   N
                 116                           360   Fee                              0.06000%   N
                 121                           360   Fee                              0.06000%   N
                 123                           356   Fee                              0.02000%   N
                 125                           360   Fee                              0.06000%   N
                 129                            IO   Fee                              0.02000%   Y
                 131                           360   Fee                              0.06000%   N
                 134                            IO   Fee                              0.02000%   Y
                 135                           358   Fee                              0.02000%   N
                 137                           358   Fee                              0.02000%   N
                 143                           360   Fee                              0.06000%   N
                 149                           360   Leasehold                        0.02000%   N
                 150                           360   Fee                              0.06000%   N
                 158                           360   Fee                              0.06000%   N
                 164                           299   Fee                              0.04000%   N
                 166                           360   Fee                              0.03000%   N
                 169                           360   Fee                              0.02000%   N
                 170                           359   Fee                              0.02000%   Y
                 173                           358   Fee                              0.02000%   N
                 176                           360   Fee                              0.02000%   N
                 177                           360   Fee                              0.02000%   N
                 178                           360   Fee                              0.02000%   N
                 180                           360   Fee                              0.06000%   N
                 181                           358   Fee                              0.02000%   N
                 183                           360   Fee                              0.02000%   N
                 187                            IO   Fee                              0.02000%   Y
                 192                           299   Fee                              0.02000%   N
                 195                           359   Fee                              0.02000%   N
                 196                           356   Fee                              0.02000%   N
                 201                            IO   Fee                              0.02000%   N
                 203                            IO   Fee                              0.02000%   N
                 208                           298   Fee                              0.04000%   N
                 211                           359   Fee                              0.02000%   N
                 217                           359   Fee                              0.02000%   N
                 222                           360   Fee                              0.10000%   N
                 226                           360   Fee                              0.06000%   N
                 230                           358   Fee                              0.02000%   N
                 231                           360   Fee                              0.06000%   N
                 235                           300   Fee                              0.04000%   N
                 236                           298   Fee                              0.04000%   N
                 249                           360   Fee                              0.06000%   N
                 253                           360   Fee                              0.06000%   N
                 261                           360   Fee                              0.02000%   Y
                 263                           359   Fee                              0.02000%   N
                 272                           359   Fee                              0.02000%   N
                 274                           298   Fee                              0.04000%   N
                 275                           360   Fee                              0.02000%   N
                 276                           360   Fee                              0.02000%   N
                 284                           358   Fee                              0.02000%   N
                 285                           357   Fee                              0.02000%   N
                 292                           359   Fee                              0.02000%   N
                 294                           359   Fee                              0.02000%   N
                 296                           359   Fee                              0.02000%   N
                 297                           360   Fee                              0.02000%   N
                 300                           358   Fee                              0.08000%   N
                 301                           359   Fee                              0.02000%   N
                 302                           359   Fee                              0.02000%   N
                 304                           359   Fee                              0.02000%   N

Mortgage Loan Number   Anticipated Repayment Date   Additional Interest Rate
--------------------   --------------------------   -----------------------------------------------------------------------
                   5
                   6
                  18
                  31
                  36
                  39
                  49
                  53
                  54
                  62
                  66
                  68
                  69
                  73
                  74
                  78   12/11/12                     Lesser of max allowable by law or 6.74%
                  79
                  80   01/11/16                     Greater of (i) 7.75% or (ii) the Treasury Rate plus 2.70%
                  83
                  89
                  92
                  93
                  94
                  98
                  99
                 105
                 108
                 109
                 111
                 115
                 116
                 121
                 123
                 125
                 129   01/11/11                     Lesser of (a) the maximum rate permitted by applicable law or (b) 6.69%
                 131
                 134   11/11/12                     Lesser of (a) the maximum rate permitted by applicable law or (b) 6.81%
                 135
                 137
                 143
                 149
                 150
                 158
                 164
                 166
                 169
                 170   02/11/16                     Greater of (i) 7.79% or (ii) the Treasury Rate plus 3.35%
                 173
                 176
                 177
                 178
                 180
                 181
                 183
                 187   02/11/11                     Lesser of (a) the maximum rate permitted by applicable law or (b) 6.70%
                 192
                 195
                 196
                 201
                 203
                 208
                 211
                 217
                 222
                 226
                 230
                 231
                 235
                 236
                 249
                 253
                 261   02/11/16                     Greater of (i) 7.69% or (ii) the Treasury Rate plus 3.25%
                 263
                 272
                 274
                 275
                 276
                 284
                 285
                 292
                 294
                 296
                 297
                 300
                 301
                 302
                 304

Mortgage Loan Number   Loan Originator   Environmental Insurance   Cross Collateralized and Cross Defaulted Loan Flag
--------------------   ---------------   -----------------------   --------------------------------------------------
                   5   Nomura            N
                   6   Nomura            N
                  18   Nomura            N
                  31   Nomura            N
                  36   Nomura            N
                  39   Nomura            N
                  49   Nomura            N
                  53   Nomura            N                         Retail Portfolio B
                  54   Nomura            N
                  62   Nomura            N
                  66   Nomura            N
                  68   Nomura            N
                  69   Nomura            N
                  73   Nomura            N                         Multifamily Portfolio A
                  74   Nomura            N
                  78   Nomura            N
                  79   Nomura            N
                  80   Nomura            N
                  83   Nomura            N
                  89   Nomura            N
                  92   Nomura            N
                  93   Nomura            N
                  94   Nomura            N
                  98   Nomura            N
                  99   Nomura            N
                 105   Nomura            N
                 108   Nomura            N                         Retail Portfolio B
                 109   Nomura            N                         Multifamily Portfolio B
                 111   Nomura            N                         Multifamily Portfolio A
                 115   Nomura            N
                 116   Nomura            N                         Multifamily Portfolio B
                 121   Nomura            N                         Multifamily Portfolio A
                 123   Nomura            N
                 125   Nomura            N
                 129   Nomura            N
                 131   Nomura            N                         Multifamily Portfolio B
                 134   Nomura            N
                 135   Nomura            N
                 137   Nomura            N
                 143   Nomura            N                         Multifamily Portfolio B
                 149   Nomura            N
                 150   Nomura            N                         Retail Portfolio A
                 158   Nomura            N                         Multifamily Portfolio A
                 164   Nomura            N
                 166   Nomura            N
                 169   Nomura            N
                 170   Nomura            N
                 173   Nomura            N
                 176   Nomura            N
                 177   Nomura            N
                 178   Nomura            N
                 180   Nomura            N                         Retail Portfolio A
                 181   Nomura            N
                 183   Nomura            N
                 187   Nomura            N
                 192   Nomura            N
                 195   Nomura            N
                 196   Nomura            N
                 201   Nomura            N
                 203   Nomura            N
                 208   Nomura            N
                 211   Nomura            N                         Multifamily Portfolio C
                 217   Nomura            N                         Multifamily Portfolio C
                 222   Nomura            N
                 226   Nomura            N                         Retail Portfolio A
                 230   Nomura            N
                 231   Nomura            N                         Multifamily Portfolio A
                 235   Nomura            N
                 236   Nomura            N
                 249   Nomura            N                         Multifamily Portfolio B
                 253   Nomura            N                         Retail Portfolio A
                 261   Nomura            N
                 263   Nomura            N
                 272   Nomura            N                         Multifamily Portfolio C
                 274   Nomura            N
                 275   Nomura            N
                 276   Nomura            N
                 284   Nomura            N
                 285   Nomura            N
                 292   Nomura            N                         Multifamily Portfolio C
                 294   Nomura            N
                 296   Nomura            N
                 297   Nomura            N
                 300   Nomura            N
                 301   Nomura            N                         Multifamily Portfolio C
                 302   Nomura            N                         Multifamily Portfolio C
                 304   Nomura            N                         Multifamily Portfolio C

Mortgage Loan Number   Prepayment Provisions   Early Defeasance   Secured by LC   Interest Accrual Method   Lockbox
--------------------   ---------------------   ----------------   -------------   -----------------------   ---------
                   5   Y                       N                  N               Actual/360                Day 1
                   6   Y                       N                  N               Actual/360                Day 1
                  18   Y                       N                  N               Actual/360
                  31   Y                       N                  N               Actual/360                Day 1
                  36   Y                       N                  N               Actual/360                Springing
                  39   Y                       N                  N               Actual/360                Day 1
                  49   Y                       N                  N               Actual/360
                  53   N                       N                  N               30/360
                  54   Y                       N                  N               Actual/360                Day 1
                  62   Y                       N                  N               Actual/360
                  66   Y                       N                  N               Actual/360
                  68   Y                       N                  N               Actual/360                Day 1
                  69   Y                       N                  N               Actual/360
                  73   Y                       N                  N               Actual/360                Day 1
                  74   N                       N                  N               30/360
                  78   N                       N                  N               30/360                    Springing
                  79   Y                       N                  N               Actual/360
                  80   Y                       N                  N               Actual/360                Day 1
                  83   Y                       N                  N               Actual/360
                  89   N                       N                  N               30/360
                  92   Y                       N                  N               Actual/360
                  93   Y                       N                  N               Actual/360                Day 1
                  94   N                       N                  N               30/360
                  98   Y                       N                  N               Actual/360
                  99   Y                       N                  N               Actual/360                Day 1
                 105   Y                       N                  Y               Actual/360                Day 1
                 108   N                       N                  N               30/360
                 109   Y                       N                  N               Actual/360                Day 1
                 111   Y                       N                  N               Actual/360                Day 1
                 115   N                       N                  N               30/360
                 116   Y                       N                  N               Actual/360                Day 1
                 121   Y                       N                  N               Actual/360                Day 1
                 123   N                       N                  N               Actual/360
                 125   Y                       N                  N               Actual/360
                 129   N                       N                  N               30/360                    Springing
                 131   Y                       N                  N               Actual/360                Day 1
                 134   N                       N                  N               30/360                    Springing
                 135   Y                       N                  N               Actual/360
                 137   Y                       N                  N               Actual/360
                 143   Y                       N                  N               Actual/360                Day 1
                 149   Y                       N                  N               Actual/360                Day 1
                 150   N                       N                  N               Actual/360
                 158   Y                       N                  N               Actual/360                Day 1
                 164   Y                       N                  N               Actual/360
                 166   Y                       N                  N               Actual/360
                 169   Y                       N                  N               Actual/360
                 170   Y                       N                  N               Actual/360                Day 1
                 173   Y                       N                  N               Actual/360
                 176   Y                       N                  N               Actual/360
                 177   Y                       N                  N               Actual/360                Day 1
                 178   Y                       N                  N               Actual/360
                 180   N                       N                  N               Actual/360
                 181   Y                       N                  N               Actual/360
                 183   Y                       N                  N               Actual/360
                 187   N                       N                  N               30/360                    Springing
                 192   Y                       N                  N               Actual/360                Day 1
                 195   Y                       N                  N               Actual/360
                 196   Y                       N                  N               Actual/360
                 201   N                       N                  N               30/360
                 203   Y                       N                  N               Actual/360
                 208   N                       N                  N               Actual/360
                 211   Y                       N                  N               Actual/360
                 217   Y                       N                  N               Actual/360
                 222   Y                       N                  N               Actual/360
                 226   N                       N                  N               Actual/360
                 230   Y                       N                  N               Actual/360                Day 1
                 231   Y                       N                  N               Actual/360                Day 1
                 235   Y                       N                  N               Actual/360
                 236   Y                       N                  N               Actual/360
                 249   Y                       N                  N               Actual/360                Day 1
                 253   N                       N                  N               Actual/360
                 261   Y                       N                  N               Actual/360                Day 1
                 263   Y                       N                  N               Actual/360
                 272   Y                       N                  N               Actual/360
                 274   Y                       N                  N               Actual/360
                 275   Y                       N                  N               Actual/360
                 276   Y                       N                  N               Actual/360
                 284   Y                       N                  N               Actual/360
                 285   Y                       N                  N               Actual/360
                 292   Y                       N                  N               Actual/360
                 294   Y                       N                  N               Actual/360                Day 1
                 296   Y                       N                  N               Actual/360
                 297   Y                       N                  N               Actual/360
                 300   Y                       N                  N               Actual/360
                 301   Y                       N                  N               Actual/360
                 302   Y                       N                  N               Actual/360
                 304   Y                       N                  N               Actual/360

Mortgage Loan Number   Annual Deposit to Replacement Reserves   Initial Deposit to Capital Improvements Reserve
--------------------   --------------------------------------   -----------------------------------------------
                   5
                   6
                  18
                  31                                    8,072
                  36                                   27,903                                             3,375
                  39                                                                                    217,690
                  49
                  53
                  54                                   41,500                                           123,025
                  62                                   46,018                                           356,250
                  66                                    8,088
                  68                                   18,395                                             6,250
                  69                                   37,750                                           209,688
                  73                                   90,277                                            27,500
                  74
                  78
                  79
                  80                                   11,405                                            68,744
                  83                                   47,500                                            18,750
                  89
                  92
                  93                                   27,029
                  94
                  98                                                                                     21,875
                  99                                   14,264                                            16,688
                 105                                   23,496
                 108
                 109                                   77,848                                            49,909
                 111                                   62,976                                            44,410
                 115
                 116                                  146,000                                           155,211
                 121                                   67,065
                 123                                   50,750                                            81,875
                 125                                   69,120                                            76,250
                 129
                 131                                   38,100
                 134
                 135                                   75,504
                 137                                   32,000
                 143                                   49,389                                            28,419
                 149
                 150                                    8,569                                           160,625
                 158                                   42,174                                            11,750
                 164                                   60,648
                 166
                 169                                   22,050
                 170                                    3,766
                 173                                                                                      9,375
                 176                                   43,000                                            61,875
                 177                                   30,264                                             9,750
                 178
                 180                                    6,600                                            74,491
                 181                                   50,004
                 183                                                                                    625,000
                 187
                 192                                   77,400
                 195                                   29,250                                            89,000
                 196                                   38,250                                             1,875
                 201
                 203
                 208                                   68,268
                 211                                    6,756                                             3,125
                 217                                   10,750                                            12,500
                 222
                 226                                    9,845                                            12,500
                 230
                 231                                   25,920                                             5,625
                 235                                   66,324
                 236                                   64,188
                 249                                   34,695                                             7,375
                 253                                    2,933                                           111,928
                 261                                      749
                 263                                                                                     93,750
                 272                                    4,500                                             3,125
                 274                                   42,396
                 275                                    2,033
                 276
                 284                                    6,876                                             5,000
                 285                                   22,200                                             3,125
                 292                                    5,250
                 294                                    1,512
                 296                                    1,965
                 297                                   11,200
                 300
                 301                                    3,500                                             2,500
                 302                                    3,750                                            11,875
                 304                                    2,000                                             1,875

Mortgage Loan Number   Initial TI/LC Escrow   Ongoing TI/LC Footnote
--------------------   --------------------   ----------------------
                   5              2,500,000
                   6
                  18
                  31                                              (3)
                  36                                              (3)
                  39              1,500,000
                  49
                  53
                  54
                  62                                              (3)
                  66
                  68                                              (3)
                  69
                  73
                  74
                  78
                  79                100,000                       (3)
                  80                                              (3)
                  83
                  89
                  92                                              (3)
                  93                100,000                       (3)
                  94
                  98
                  99
                 105                 60,000
                 108
                 109
                 111
                 115
                 116
                 121
                 123
                 125
                 129
                 131
                 134
                 135
                 137
                 143
                 149
                 150                                              (3)
                 158
                 164
                 166
                 169
                 170                                              (3)
                 173
                 176
                 177                                              (3)
                 178
                 180                                              (3)
                 181
                 183
                 187
                 192
                 195
                 196
                 201
                 203
                 208
                 211
                 217
                 222                                              (3)
                 226                                              (3)
                 230
                 231
                 235
                 236
                 249
                 253                                              (3)
                 261
                 263
                 272
                 274
                 275                                              (3)
                 276
                 284
                 285
                 292
                 294                                              (3)
                 296                                              (3)
                 297
                 300                                              (3)
                 301
                 302
                 304

(1) For purposes of determining the Tenant Percent of NRA, such percentages were calculated based upon the net rentable commercial area (715,601 SF).

(2) Proceeds equal to the loan amount per pad ($45,500) from subsequent shareholder sales will be escrowed in an interest bearing account with 50% of the escrowed proceeds applied to reduce principal with no penalty with the remaining funds held in escrow and used for capital improvements or impound subsidy. Said pay down or principal will be allowed once annually on February 11th, beginning February 11, 2007. Principal reduction of more than 10% of the loan or a full pay-off of the loan will be subject to yield maintenance.

(3) In addition to any such escrows funded at loan closing for potential TI/LC, these Mortgage Loans require funds to be escrowed during some or all of the loan terms for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

(4) With respect to the Beekman Stop & Shop Mortgage Loan, the related borrower is required to pay down the principal in the amount of $1,320,000 and all the accrued interest to date, if and on the date which, the anchor tenant terminates its lease with respect to the unimproved portion of the mortgage property; and any other sums due under the related mortgage loan documents, including any prepayment consideration.

(5) With respect to four Mortgage Loans, representing 0.4% of the Cut-Off Date Pool Balance, entire amounts of respective Earnout Reserves have been released.

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                                  EXHIBIT B

                          Free Writing Prospectuses

1.  Free Writing Prospectus, dated February 12, 2006

2.  Free Writing Prospectus, dated February 13, 2006

3.  Free Writing Prospectus, dated February 21, 2006